FORTRESS BIOTECH, INC.
1111 Kane Concourse, Suite 301
Bay Harbor Islands, FL 33154

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No. )

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FORTRESS BIOTECH, INC.

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Your Vote Counts! FORTRESS BIOTECH, INC. ATTN: DAVID JIN 1111 KANE CONCOURSE SUITE 301 BAY HARBOR ISLANDS, FL 33154 FORTRESS BIOTECH, INC. 2023 Special Meeting Vote by October 8, 2023 11:59 PM ET Vote Virtually at the Meeting* October 9, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/fbio2023SM2 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V22066-S72083 Get informed before you vote View the Notice of Special Meeting of Stockholders and Proxy Statement of Fortress Biotech, Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You invested in FORTRESS BIOTECH, INC. and it's time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held virtually on October 9, 2023 at 10:00 a.m., Eastern Time.

V1.2 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". Voting Items Board Recommends V22067-S72083 1. Amendment of the Fortress Biotech, Inc. Amended and Restated Certificate of Incorporation to effect a reverse split of the Company's issued and outstanding common stock at a ratio of not less than 5-for-1 and not greater than 15- for-1, such ratio to be determined by the Company's Board of Directors, at any time prior to October 24, 2023, the implementation and timing of which shall be subject to the discretion of the Company's Board of Directors. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting. For